 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2023

IVERIC bio, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way
Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (609) 474-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ISEE	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Stockholders of IVERIC bio, Inc. (the “Company” or "Iveric Bio") held on May 17, 2023 (the “Annual Meeting”), the Company’s stockholders approved the IVERIC bio, Inc. 2023 Stock Incentive Plan (the “2023 Plan”), which had previously been adopted by the Company’s board of directors (the “Board”) subject to stockholder approval.

The description of the 2023 Plan contained on pages 72 to 87 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2023 (the “Proxy Statement”), is incorporated herein by reference.

Under the Company's Non-Employee Director Compensation Policy (the “Policy”), on the date of the Annual Meeting, each non-employee member of the Board was eligible to receive a stock option for shares of the Company's common stock with a grant date fair value of $150,000 and such number of restricted stock units (“RSUs”) for shares of the Company's common stock with a grant date fair value of $150,000. In lieu of the mix of stock options and RSUs contemplated by the Policy, and in light of the Agreement and Plan of Merger, dated April 28, 2023, between the Company, Astellas US Holding, Inc., Berry Merger Sub, Inc. and solely as provided by Section 8.10(b) of such agreement, Astellas Pharma Inc. (the “Astellas Agreement”), each non-employee member of the Board received an award of 7,500 RSUs (the “Director Awards”), with each award having a value of $300,000 based on the per share merger consideration contemplated by the terms of the Astellas Agreement. Subject to the terms and conditions of the Policy and the 2023 Plan, any unvested shares under the Director Awards will be accelerated in full upon the earliest to occur of (a) one business day prior to the Company's 2024 annual meeting of stockholders, (b) May 17, 2024, which is the first anniversary of the grant date for the awards or (c) the occurrence of a “change in control event” (as defined in the 2023 Plan). For purposes of the foregoing, the consummation of the transaction contemplated by the Astellas Agreement would constitute a “change in control event”.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting and the results of such votes.

(a)         IVERIC’s stockholders elected Ms. Henderson, Dr. Dugel and Mr. Sblendorio as Class I directors to serve until the 2026 annual meeting of stockholders, each such director to hold office until her or his successor has been duly elected and qualified. The results of the stockholders’ vote for the election of such Class I directors were as follows:

	For	Withheld	Broker Non-Votes
Jane P. Henderson	115,666,573	4,786,083	5,053,633
Pravin U. Dugel	113,221,859	7,230,797	5,053,633
Glenn P. Sblendorio	118,168,105	2,284,551	5,053,633

(b)    IVERIC’s stockholders approved a non-binding, advisory proposal on the compensation of IVERIC’s named executive officers, as described in the Proxy Statement. The results of the stockholders’ vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
117,293,134	3,066,193	93,329	5,053,633

(c)     IVERIC's stockholders approved an amendment to its restated certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000. The results of the stockholders' vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
121,785,615	3,698,551	22,123	0

(d)     IVERIC's stockholders approved the 2023 Plan. The results of the stockholders' vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
109,126,464	11,281,863	44,329	5,053,633

(e)         IVERIC’s stockholders ratified the selection of Ernst & Young LLP as IVERIC’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote for such matter were as follows:

For	Against	Abstain	Broker Non-Votes
124,913,432	495,109	97,748	0

Cautionary Notice Regarding Forward-Looking Statements

All statements in this communication, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. Iveric Bio intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This communication contains “forward-looking statements” relating to, among other things, the proposed acquisition of Iveric Bio by Astellas and the objectives of such proposed acquisition, Astellas’ and Iveric Bio’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of Iveric Bio, the potential effects of the proposed acquisition on both Astellas and Iveric Bio, the expected benefits and success of Iveric Bio’s product candidates, the potential for and anticipated timing for approval of avacincaptad pegol ("ACP"), the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of Iveric Bio and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Iveric Bio stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for Iveric Bio’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire Iveric Bio may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that Iveric Bio’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on Iveric Bio’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or Iveric Bio’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Iveric Bio’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Iveric Bio’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and Iveric Bio operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and Iveric Bio have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Iveric Bio, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of Iveric Bio, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of Iveric Bio’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and Iveric Bio assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, Iveric Bio has filed with the SEC a preliminary proxy statement relating to the proposed acquisition and will be filing other documents with the SEC, including a definitive proxy statements relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document which Iveric Bio may file with the SEC. The definitive proxy statement will be mailed to Iveric Bio’s stockholders in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION, IVERIC BIO’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS THAT HAVE BEEN, OR WILL BE, FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at Iveric Bio’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Iveric Bio’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by Iveric Bio with the SEC are available to all stockholders of Iveric Bio free of charge at https://investors.ivericbio.com/financial-information/sec-filings.

Participants in the Solicitation

Iveric Bio, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about Iveric Bio’s directors and executive officers is included in the proxy statement for Iveric Bio’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Important Additional Information

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of Iveric Bio common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVERIC bio, Inc.

Date: May 23, 2023	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

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